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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                              ____________________

                                    FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  May 13, 1996

                              ____________________

                         NATIONAL SURGERY CENTERS, INC.
             (Exact name of registrant as specified in its charter)


            DELAWARE                      0-27162            36-3549627
(State or other jurisdiction of       (Commission File      (IRS Employer
 incorporation or organization)            Number)       Identification No.)

                        35 EAST WACKER DRIVE, SUITE 2800
                            CHICAGO, ILLINOIS  60601
              (Address of principal executive offices) (Zip Code)

      Registrant's telephone number, including area code:  (312) 553-4200

                              ____________________

                Page 1 of 42 -- Exhibit Index appears on Page 4


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ITEM 2.  ACQUISITION OF ASSETS

         On February 21, 1996, the Registrant, National Surgery Centers, Inc., a Delaware corporation ("NSC"); Coram Healthcare Corporation, a Nevada corporation ("Coram"); T2 Medical, Inc., a Delaware corporation ("T2"); Surgex, Inc., a Nevada corporation ("Surgex"); and Ronald E. Moore ("Moore") entered into a purchase agreement (the "Purchase Agreement") for the acquisition by the Registrant (a) from the Seller, of all of the capital stock of each of (i) Surgex-Miami, Inc., a Florida corporation; (ii) Surgex-Atlanta, Inc., a
Delaware corporation; and (iii) Surgex-Sarasota, Inc., a Delaware corporation (collectively, the "Subsidiaries"); all debt owed by such Subsidiaries to each other or to Surgex and all accrued interest thereon; and all management fees owed by certain limited partnerships managed by the Subsidiaries to Surgex and
(b) from T2, of indebtedness receivable in the amount of $828,000 and all accrued interest thereon in consideration of the payment by the Registrant to Coram of $4,300,000 (the items purchased by Registrant as referred to in (a) and (b), collectively, the "Purchased Assets"). On May 13, 1996, pursuant to the Purchase Agreement, Coram received $4,171,066 for the Purchased Assets, which amount adjusts for changes in working capital as set forth in the Purchase Agreement.

         The terms of the acquisition, including the amount of cash paid as consideration, were determined through arm's-length negotiations, based on past and projected levels of revenue and profitability of the entities acquired and the value of the assets acquired. The acquisition was accounted for using the purchase method of accounting. A form of the Purchase Agreement is attached hereto and is incorporated herein by reference as Exhibit 2.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)  Financial statements of businesses acquired

                 It is impracticable to provide any of the required financial statements for the acquired business at the time this report on Form 8-K is filed. The Registrant will file the required financial statements for the acquired business as soon as practicable, but not later than 60 days after this report on Form 8-K is filed.

         (b)  Pro forma financial information

                 It is impracticable to provide any of the required pro forma financial information at the time this report on Form 8-K is filed. The Registrant will file the required pro forma financial information as soon as practicable, but not later than 60 days after this report on Form 8-K is filed.

         (c)  Exhibits.

                 The Exhibits to this Report are listed in the Exhibit Index set forth elsewhere herein.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       NATIONAL SURGERY CENTERS, INC.


                                       By:/s/ Bryan S. Fisher
                                          -------------------------
                                           Bryan S. Fisher
                                           Chief Financial Officer

Date:  May 28, 1996





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                         NATIONAL SURGERY CENTERS, INC.
                                 EXHIBIT INDEX

                                                                   Sequential*
Number and Description of Exhibit                                  Page Number

2.1      Form of Purchase Agreement dated February 21, 1996 by          5
         and among the following parties:  Coram Healthcare
         Corporation, a Nevada corporation; T2 Medical, Inc., a
         Delaware corporation; Surgex, Inc., a Nevada corporation; Ronald E. Moore; and National Surgery
         Centers, Inc., a Delaware corporation.

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* Included only in the manually signed copy.